EXHIBIT 10.32


                                COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

         1.01. Parties. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:
                        64 LTD, LLC                 ("Lessor)
                        --------------------------
                        Equity Inns Services, Inc.  ("Lessee")
                        --------------------------

         1.02. Leased Premises. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("Leased Premises"):

Street:    7700 Wolf River                            Suite:
         -----------------------------                       -----------------

City:      Germantown                     State:   TN        Zip:   38138
         -----------------------------           ------           ------------

Approximate Square Feet:   9,428             Project Name:    River Center
                        -----------                        -------------------


Lessee shall have a non-exclusive easement and right to use the common areas of the project of which the Leased Premises is a part; including, without limitation, not less than 45 parking spaces in the paved parking lot adjacent to the Leased Premises and the right of ingress and egress from the adjacent public right of way to such parking lot and from such parking lot to the Leased Premises.

         1.03. Term. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on December 17, 1998 (the "Commencement Date") and shall terminate 120 months thereafter.

         1.04. Base Rent & Security Deposit. Base Rent is $13,238.48 per month. Security Deposit is $0.

         1.05.    Addresses.


           LESSOR'S ADDRESS                    LESSEE'S ADDRESS
         7700 Wolf River Blvd.              7700 Wolf River Blvd.
         Germantown, TN  38138              Germantown, TN  38138



                                ARTICLE 2.00 RENT

         2.01. Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in Section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above, or other address as instructed by Lessor to Lessee. One monthly installment shall be due and payable on the date of execution of this Lease by Lessee for the (1st) first month's rent and a like monthly installment shall be due and payable on or before the (1st) first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the (1st) first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the (1st) first day of each succeeding calendar month during the term of this Lease.

         2.02. Operating Expenses. Lessee agrees to pay within (30) thirty days of Lessor's invoice date the operating expenses for the property known as 7700 Wolf River Boulevard, Germantown, TN. Lessor may invoice Lessee monthly for the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon reasonably anticipated operating expenses.



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Lessor  shall  provide  Lessee, within (3) three  months following the close of each calendar year, an accounting statement showing in reasonable detail all computations of additional rent under this section. In the event the total of Lessee's estimated monthly payments exceed the actual operating expenses, Lessee shall receive a refund with the accounting statement. In the event the total of Lessee's estimated monthly payments are less than the actual operating expenses, Lessee shall receive a invoice for the balance due.

         2.03. Definition of Operating Expenses. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the Leased Premises are a part, including, but not limited to the following: maintenance and repair and replacement (excluding structural and roof replacement) costs, electricity, gas, fuel, water, sewer, and other utility charges; security (if any), window washing and janitorial services, trash and snow removal, landscaping and pest control, management fees, wages and benefits payable to employees or personnel whose duties are directly connected with the operation and maintenance of the building; all services and supplies required in maintaining and operating the building or project including parking and common areas; taxes assessed upon the buildings, land, improvements, and rents and the total cost of insurance on the buildings and improvements, including liability coverage for Lessor and loss of rents coverage. The term "operating expenses" does not include the following:
Lessor overhead, items that are capitalized under General Accepted Accounting Principles salaries for anyone above property management level, capital improvements, depreciation allowance on the buildings or equipment, interest and principal payments on any mortgage or other indebtedness of Lessor, leasing commissions, income taxes of Lessor, repairs or restoration work caused by fire, wind or other casualty, advertising expenses or space renovation expenses for new lessee's.

         2.04. Late Payment Charge. Other remedies for nonpayment of rent withstanding, if the monthly rental payment is not received by Lessor on or before the (5th) fifth day of the month for which the rent is due, or if any other payments due Lessor by Lessee is not received by Lessor on or before the
(5th) fifth day of the month next following the month in which Lessee was invoiced. Lessee shall have (10) ten days from the date Lessee receives express written notice from the Lessor that the Lessee has not made a timely payment in order to make the payment and if not made to Lessor with (10) ten days of notice, a late payment charge of (5) five percent of such past due amount shall become due and payable in addition to such amounts owed under this Lease. Additionally, Lessee shall pay Citicorp prime plus 2%, not in excess of 18% per annum interest on any sums due Lessor under the terms and conditions of this Lease from and after their due date.

         2.05. Holding Over. In the event that Lessee does not vacate the Leased Premises upon the expiration or termination of this Lease, Lessee shall be a month to month tenant for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, and Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the Leased Premises to Lessor upon (30) thirty days notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on or before the (5th) fifth day of the month. No holding over by Lessee without consent of Lessor, shall operate to extend the term of this Lease.

                         ARTICLE 3.00 OCCUPANCY AND USE

         3.01. Use. The Leased Premises shall be used and occupied by Lessee as general office space, ancillary uses to general office or other reasonable use. Lessee shall conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building or common areas, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building. Lessee shall neither permit any waste on the Leased Premises and Lessee shall not store any trash outside a receptacle or dumpster approved by Lessor. Lessee shall not allow the Leased Premises to be used in any way which would be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building.

         3.02. Signs. No sign (temporary or permanent) of any type shall be erected, placed or painted in, on or about the Leased Premises or prject except those signs in uniform locations and uniform style reasonably designated and fixed by the Lessor, which signs are in conformance with Lessor's reasonable sign criteria eestablished for the project.



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         3.03.  Compliance  with Laws,  Rules and  Regulations.  Lessor,  at its expense, warrants that the building and improvements were constructed to comply with and do comply with all applicable local, state, and federal building codes. Any expenses required by Lessor's mortgage or financing shall be Lessor's responsibility and not included as part of the Operating Expenses in Section
2.03. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use of the Leased Premises. Lessee will comply with all such laws, ordinances and the like applicable to its use of the Leased Premises and the operations of its businesses therein, and with the Rules and Regulations of the building adopted by the Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the Rules and Regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the Leased Premises. All changes and amendments to the Rules and Regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

         3.04. Warranty of Possession. Lessor warrants that is has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants, and agreements contained in this Lease, shall have possession of the Leased Premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises.

         3.05. Inspection. Lessor or its authorized agents shall at any and all reasonable times have the right to enter the Leased Premises to inspect the same, to show the Leased Premises to prospective purchasers or lessees, and to alter, improve or repair the Leased Premises or any other portion of the building. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises. Lessee shall not change Lessor's lock system unless Lessor's lock system used, add any additional locks or in any manner prohibit Lessor from entering the Leased Premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefore.

                       ARTICLE 4.00 UTILITIES AND SERVICE

         4.01. Building Services. Lessor shall provide the following services as specified:

         YES      NO

         [  ]     [  ]     Water

         [  ]     [  ]     Janitorial Service _____ days a week (excluding
                           service to kitchens or break rooms)

         [  ]     [  ]     Electricity/Gas

         Lessor shall provide routine maintenance, painting and electric lighting service for all public areas to maintain the building as a Class A Office Building. Should any of the equipment or machinery break down, or for any cause, cease to function properly, Lessor shall use reasonable diligence to repair the same properly.

         4.02. Theft of Burglary. Lessor shall not be responsible for providing security, guard or any other protective services of any kind for Lessee and its employees, agents, customers or invitees. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the Leased Premises, the building, or exterior property.

         4.03. Window Coverings. Lessor shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove, modify, or replace these window coverings




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or install any other window covering which would affect the exterior  appearance of the building. Lessee may install lined or unlined draperies on the interior sides of the Lessor furnished window coverings for interior appearance or to reduce light transmission, provided such draperies do not affect the exterior appearance of the building or affect the operation of the buildings heating and air conditioning system.

                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

         5.01. Lessor Repairs. Lessor shall maintain the roof, foundation, parking and common areas, plumbing, electrical, heating and air conditioning systems, doors, corridors, windows, and structural soundness of the exterior walls. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease, provided Lessor has used reasonable diligence to make such repairs within (15) fifteen days.

         5.02. Lessee Repairs. Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Leased Premises or building caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. If Lessee fails to make the repairs or replacements promptly as required herein, Lessor may, at its option, make the repairs and replacements and the cost of such repairs and replacements shall be charged to Lessee as additional rent and shall become due and payable by Lessee within (10) ten days from receipt of Lessor's invoice.

         5.03. Request for Repairs. All request for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in Section 1.05.

         5.04. Lessee Damages. Lessee shall not intentionally cause any damage to the Leased Premises or building, and at the termination of this Lease, by lapse of time or otherwise. Lessee shall deliver the Leased Premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises, other than normal wear and tear, shall be borne by Lessee.

         5.05. Mechanic's Lien. Lessee will cause any mechanic's or materialman's lien or other lien to be placed upon the Leased Premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Leased Premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the Leased Premises. In the event Lessor obtains the release of such lien, the amount paid by Lessor shall be due and payable by the Lessee within (10) ten days of Lessor's notice.

                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

         6.01. Lessor Improvements. Lessor agrees to construct the interior improvements to the Leased Premises as per the attached plans labeled Exhibit A at Lessor's expense.

         6.02. Lessee Improvements. Lessee shall not make or allow to be made any material alterations in or to the Leased Premises without first obtaining the written consent of the Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the Leased Premises made by Lessee shall be surrendered to Lessor upon the termination of this Lease; provided, however, if Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Lessee took possession, all cost of removal and/or alterations to be borne by Lessee. This clause shall not apply to non-structural alterations, fixtures, moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens, and interest of Lessor.



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                      ARTICLE 7.00 CASUALTY AND INSURANCE

         7.01. Substantial Destruction. If the Leased Premises should be totally destroyed by fire or other casualty, or the Leased Premises should be damaged so that rebuilding cannot reasonably be completed within (90) ninety working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and rent shall be abated for the unexpired portion of the Lease, effective as of the date of written notification.

         7.02. Partial Destruction. If the Leased Premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within (90) ninety working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they were delivered to the Lessee at the commencement date of the Lease. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed by the gross negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the Leased Premises are untenantable shall be abated during that period. In the event that Lessor fails to complete the necessary repairs or rebuilding within (90) ninety working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and future obligations under this Lease shall cease to exist.

         7.03. Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the buildings and improvements made by Lessor against all risk of direct physical loss in an amount equal to at least (90) ninety percent of the full replacement cost of the building structure and its improvements made by Lessor as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure, protect, or replace any personal property (including, but not limited to, any furniture, equipment, machinery, goods, fixtures, inventory, supplies, records or leasehold improvements made by Lessee) of Lessee upon or within the Leased Premised. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in Section 2.02.

         7.04. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased Premises, improvements to the building of which the Leased premises are a part, or personal property within the building, by reason of fire or elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason for the mutual waivers.

         7.05. Hold Harmless. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the Leased Premises caused by any act or omission of Lessee, its agents, servants or employees, or any other person entering upon the Leased Premises under express or implied invitation by Lessee. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                            ARTICLE 8.00 CONDEMNATION

         8.01. Substantial Taking. If all or a part of the Leased Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises for the purpose as defined in Section 3.01, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.



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         8.02.  Partial  Taking.  If a portion of the Leased  Premises  shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the Leased Premises (as delivered by Lessor) to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstance. Lessee shall have no claim to the condemnation award of proceeds in lieu thereof.

                       ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

         9.01. Lessor Assignment. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building to a party that assumes the obligations of Lessor under this Agreement. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising as of the date of such sale, assignment or transfer.

         9.02. Lessee Assignment. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or by transfer (100% stock transfer, merger or consolidation shall not be deemed an assignment) or mortgage or pledge the same, or sublet the Leased Premises, in whole or in part, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the Leased Premises or any portion thereof may assign or sublet the Leased Premises or any portion thereof.

         9.03. Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the Leased Premises, it shall notify Lessor at least (30) thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed sublease or assignment and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations, and general desirability of the proposed sublessee or assignee. Within (15) fifteen days after Lessor's receipt of Lessee's proposed assignment or sublessee and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: 1) consent to the proposed assignment or sublease or 2) refuse, but only for good cause which shall be expressed in writing, with the failure to give notice within (20) twenty business days being deemed a consent to the proposed assignment or sublease.

         9.04. Rights of Mortgagee. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project, provided such mortgage or other document provides that the Lessee shall not be disturbed in its possession of the Leased Premises in accordance with this Lease provided Lessee is not in default under this Lease. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any mortgagor deed of trust hereafter placed on the Leased Premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require, provided such mortgage or other document provides that the Lessee shall not be disturbed in its possession of the Leased Premises in accordance with this Lease provided Lessee is not in default under this Lease. If the interest of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Leased Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgage under any such mortgage if it be the Purchaser, as its Lessor.

         9.05. Estoppel Certificates. Lessee agrees to furnish, from time to time, within (10) ten days after receipt of a request from Lessor Lessor's mortgagee, a statement certifying the following (to the extent true and correct): Lessee is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent;




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the rent is paid for the current month, but is not prepaid for more than (1) one month and will not be prepaid for more than (1) one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably be required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being in default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than (1) one month rent in advance. To the extent requested by Lessee, the Lessor shall issue estoppel certificates reasonably requested by the Lessee.

                       ARTICLE 10.00 DEFAULT AND REMEDIES

         10.01. Default by Lessee. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and such failure is not cured within ten days after express written notice of such failure from the Lessor to the Lessee; ;(2) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within (3) thirty days after written notice to Lessee or such additional reasonable period of time needed to cure such default provided the Lessee is diligently pursuing such a cure; (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Lessee shall do or permit to be done any act which results in a lien being filed against the Leased Premises or the building and/or project of which the Leased Premises are a part and Lessee fails to pay, bond off, provide security or contest such lien.

         10.02. Remedies for Lessee's Default. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages of any kind, and relet the Leased Premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the Leased Premises, including, but not limited to, remodeling and repair costs. (2) Lessor may enter upon the Leased Premises, by picking or changing the locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to surrender the Leased Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by picking or changing locks, if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this section, whether through inability to relet the Leased Premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the Leased Premises on the commencement date or otherwise defaults at any time during the terms of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease, including, without limitation, any sum due under Section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed to be a termination of this Lease. The Lessor shall take reasonable steps to mitigate damages from any default.

                            ARTICLE 11.00 DEFINITIONS

         11.01. Abandon. "Abandon" means the vacating of all or a substantial portion of the Leased Premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

         11.02. Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet weather or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

         11.03. Building or Project. "Building" or "project" as used in this Lease means the building and/or project described in Section 1.02, including the Leased Premises and the land upon which the building or project is situated.

         11.04. Commencement Date. "Commencement date" shall be the date set forth in Section 1.03.

         11.05. Proportionate Share. "Proportionate Share" shall be defined as being a fraction, the numerator of which is the gross square feet in the premises (as defined in Section 1.02) and the denominator of which is the total square feet of area within the project in which the premises are located.

         11.06. Square Feet. "Square feet" or "square foot" as used in this Lease includes the area contained within the Leased Premises together with a common area percentage factor of the Leased Premises proportionate to the total building area.

                           ARTICLE 12.00 MISCELLANEOUS

         12.01. Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 10.00 above shall not preclude pursuit of any one or more or the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

         12.02. Act of God. Lessor or Lessee shall not be required to perform any covenant or obligation in this Lease, or be liable in damages, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by any act of God, force majeure or by the other party.

         12.03. Attorney's Fees. In the event Lessee/Lessor defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor/Lessee places in the hands of an attorney the enforcement of all or any part of this Lease, the prevailing parties cost of collection, including reasonable attorneys fees and litigation cost, whether suit is actually filed or not, shall be paid by the losing party.

         12.04. Successors. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the Leased Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the Leased Premises, provided such owner assumes in writing the obligations of the Lessor under this Agreement.

         12.05. Captions. The captions appearing in the Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         12.06. Notice. All rent and other payments to be made by Lessee shall be payable to Lessor at the address set forth in Section 1.05 or at any other address within the United States as Lessor may specify from item to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in Section 1.05.

         12.07. Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent of the law.

         12.08. Lessor's Liability. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

              ARTICLE 13.00 AMENDMENT AND LIMITATION OF WARRANTIES

         13.01. Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; A THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

         13.02. Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

         13.03. Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OR MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                         ARTICLE 14.00 OTHER PROVISIONS


         14.01. Insurance. Lessee shall at all times during the terms of this Lease maintain commercial general liability coverage with single combined limits not less than $1,000,000 with the premiums paid no fewer than (10) ten days in advance, issued by and binding upon an reputable insurance company, protecting and naming the Lessor, Lessor's Agents and Lessor's mortgage as additional insured. Lessee shall obtain a written provision in the subject policy whereby the insurance company is required to notify Lessor in writing no fewer than (20) twenty days prior to the cancellation of such insurance.

         14.02. Waste. Lessee and its employees, agents and invitees shall not store, place, dispose, stack, assemble (temporary or permanent) any items/materials of any nature outside of the actual Leased Premises under any condition other than the approved trash dumpster as provided by the Lessor, in the event any items are in violation of this lease provision. Lessor shall have the undisputed right to have the items/materials removed and disposed of at Lessee's sole expense and Lessee shall not have any recourse against Lessor.

         14.03. Lease Signs. Lessee shall not place any signs advertising the premises "For Lease" on or about the premises at any time in order to sublease the premises.

         14.04. Hazardous Waste. Lessee, its assigns, and sublessees shall not receive, store, dispose of or handle any "red label" substances or hazardous substances defined as "hazardous waste," "extremely hazardous waste" or
"hazardous substance," as defined by state, federal and local government law. Strictly prohibited in any form or quantity is asbestos, corrosives, polychlorabiphenyls ("PCB s"), and petroleum. Lessee shall not causes the Leased Premises to become contaminated in any manner for which the Lessee is legally liable, and Lessee shall indemnify and hold harmless Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses due to contamination, spills or leakage on or about the Leased Premises caused by the Lessee.

         14.05. Early Possession. In the event Lessee is permitted by Lessor to enter, perform work on or to occupy the Leased Premises, either exclusively or otherwise, prior to the commencement date, it is agreed that all of Lessee's undertakings and obligations set forth in this Lease, other than Lessee's obligations to pay rent, shall be effective from and after the date of Lessee's entry, work commencement or occupancy.



                            ARTICLE 15.00 SIGNATURES

SIGNED THIS 11TH DAY OF JANUARY, 1999.




         LESSOR                                         LESSEE

SIGNED: /s/ M. Spence Ray                   SIGNED: /s/ Phillip H. McNeill, Sr.
        -----------------                           ---------------------------
TITLE:  Managing Member                     TITLE:  CEO
        -----------------                           ---------------------------
                                            President-Equity Inns Services, Inc.

                              RULES AND REGULATIONS

1) Lessee shall refer all contractors, servicemen, repairmen, and installation technicians rendering any service to Lessee, to Lessor for Lessor's consultations before any work or contractual service is performed. This provision shall apply to all work of any and every kind in or about the Leased Premises or property, including, but not limited to, telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, ceilings, glass, windows, frames, plumbing or any other physical portion of the building. Under no circumstances shall Lessee or any employee, agent or repairman working for the Lessee go on the roof of the Leased Premises or building without first obtaining written consent from the Lessor.

2) Lessee shall not at any time occupy the Leased Premises or project as sleeping or lodging quarters.

3) No dogs, cats, fowl or any other animals, insects, etc. shall be brought upon, into or about the project or Leased Premises

4) No person shall use any radio, record player, tape recorded, stereo, musical instrument, loudspeaker or other apparatus that emits noise or disturbs the other Lessees in the building or project. No antennas, receiving dishes or any other device of a similar nature shall be placed in, on or about the Leased Premises or project.

5) None of the parking areas, walks, entries or doors shall be blocked or obstructed in any way.

6) Lessee shall be solely responsible for any damage caused by the building, property or Leased Premises by moving or taking out property, furniture, inventory, fixtures, etc. by Lessee, Lessee's employees, or contractors.

7) No draperies, shutters, window coverings or reflective film/tape of any kind or nature shall be installed on exterior windows or doors without Lessor's written consent.

8) Lessor reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care, operation and cleanliness of the Leased Premises and project.

9) Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling on or about the Leased Premises or project.

10) Lessee shall furnish Lessor on demand the license numbers of Lessee's and Lessee's employees vehicles and shall notify Lessor within (5) five days after such change of any changes that occur. Lessee shall not park any vehicle in a state of disrepair (including, without limitation, flat tires, dripping oil or fluids, out of date inspection stickers or license plates) on the Leased Premises or the project, and Lessor has the full right and authority to tow and store any such vehicle at Lessee's expense if done so. Lessee and its employees, agents and invitees shall not wash, repair, or perform maintenance on any vehicle under any circumstances on or about the project or Leased Premises.

12) Lessor shall have reasonable control over all common areas throughout the term of this Lease.

13) Movement in or out of the building of major furniture of office equipment shall be restricted to hours designated by Lessor. All such movement shall be under the supervisions of Lessor and carried out in the manner instructed by Lessor before the movement takes place. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment, or any other item from being brought into the building. Lessee assumes and shall indemnify Lessor against all risks and claims of damage to persons and properties arising in connection with any said movement.

14) Lessee shall not throw any articles of any kind or nature out of the windows of the building or down the stairways or other passages.

15) Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any nature or duration in connection with the elevator service.

16) Lessee shall not lay or install any floor covering within the Leased Premises without the written consent of the Lessor. The use of cement or other
similar   adhesive   materials  not  easily  removed  with  water  is  expressly prohibited.